Allmerica IRA

ALLMERICA FINANCIAL®

SEMI-ANNUAL REPORT

JUNE 30, 2006

Please see important Prospectus Supplements in the back of this document.

The following funds are available under the group variable annuity you have chosen:

GS VIT International Equity Fund (formerly AIT Select International Equity Fund)

GS VIT Structured U.S. Equity Fund (formerly AIT Core Equity Fund)

GS VIT Equity Index Fund (formerly AIT Equity Index Fund)

GS VIT Core Fixed Income Fund (formerly AIT Select Investment Grade Income Fund)

GS VIT Goverment Income Fund (formerly AIT Government Bond Fund)

GS VIT Money Market Fund (formerly AIT Money Market Fund)

General Information

As of 6/30/06

Investment Advisers

Goldman Sachs Asset Management, L.P.

32 Old Slip, New York, New York 10005

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Government Income Fund

Goldman Sachs Money Market Fund

Goldman Sachs Structured U.S. Equity Fund

Investment Sub-Adviser

SSgA Funds Management, Inc.

One Lincoln Street, Boston, MA 02111

Goldman Sachs Equity Index Fund

Investment Advisers (continued)

Goldman Sachs Asset Management International

10-15 Newgate Street, London, England EC1A7HD

Goldman Sachs International Equity Fund

One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation.

Performance Disclosure

Allmerica IRA

Average Annual Total Returns as of 6/30/06

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews that follow.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

If you would like to request additional copies of this report, please call 1-800-533-7881

The Allmerica IRA contract is issued by

First Allmerica Financial Life Insurance Company and distributed by

VeraVest Investments, Inc., member NASD/SIPC.

440 Lincoln Street, Worcester, MA 01653, Phone 508-855-1000, Fax 508-853-6332, www.allmerica.com

SAR-IRA (06/06)